UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2014

Health Insurance Innovations, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35811	46-1282634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15438 N. Florida Avenue, Suite 201 Tampa, Florida	33613
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 376-5831

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 21, 2014, Health Insurance Innovations, Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders elected the five persons identified below to serve as directors of the Company to hold office until the Company’s 2015 Annual Meeting of Stockholders or until their successors are duly elected and qualified. The final results of stockholder voting on the election of directors were as follows:

Election of Directors

	Votes For		Votes Withheld
Name	Class A	Class B	Class A	Class B
Paul E. Avery	3,799,559	8,566,667	125,641	—

Anthony J. Barkett	3,800,320	8,566,667	124,880	—

Jeffrey Eisenberg	3,914,015	8,566,667	11,185	—

Paul G. Gabos	3,873,314	8,566,667	51,886	—

Michael W. Kosloske	3,912,140	8,566,667	13,060	—

There were no broker non-votes with respect to the Class A common stock or the Class B common stock.

The stockholders did not vote on any other matters at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH INSURANCE INNOVATIONS, INC.

By:	/s/ James P. Dietz

	Name:	James P. Dietz

	Title:	Executive Vice President and Chief Financial Officer

Date: May 28, 2014